Post-balance sheet events	12 Months Ended
Dec. 31, 2025
Events After Reporting Period [Abstract]
Post-balance sheet events	Post-balance sheet events
On February 5, 2026, Shell announced the commencement of a $3.5 billion share buyback programme ("the programme") covering an aggregate contract term of approximately three months. The purpose of the programme is to reduce the issued share capital of the Company. All shares repurchased as part of the programme will be cancelled. It is intended that, subject to market conditions, the programme will be completed prior to the Company's first quarter 2026 results announcement, scheduled for May 7, 2026. The company has entered into an arrangement with a single broker, consisting of two irrevocable non-discretionary contracts, to enable the purchase of ordinary shares.
After the balance sheet date and following the Iran conflict, oil and gas supply from the Middle East is impacted. Commodity markets showed high volatility creating uncertainty with regards to prices for oil and gas. As at the date of these Consolidated Financial Statements, the conflict has not resulted in a material impact on Shell's financial position and performance. The scale and duration of the conflict remain uncertain but could impact Shell's earnings, cash flow and financial condition.
On March 9, 2026, Shell entered into an agreement to sell its 100% interest in Jiffy Lubricants International to an affiliate of Monomoy Capital Partners (Monomoy) for a consideration of $1.3 billion. As part of this transaction, Shell has entered into a long-term lubricants supply agreement with Monomoy. The transaction is expected to close in the second half of 2026, subject to regulatory approval and closing conditions.